UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-1710

T. Rowe Price New Era Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1: Report to Shareholders

New Era Fund	December 31, 2008

The views and opinions in this report were current as of December 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The natural resources sector and your fund were dealt three major blows during the second half of 2008. The first was that the price of oil rose so high that it rationed demand, causing a significant reversal and decline in that oil price. The second and most significant jolt was that of the globally expanding liquidity crisis, which hurt economic growth—and therefore energy demand—and confidence more than in any other post-war recession. Finally, numerous hedge funds liquidated holdings in natural resources and commodities, creating some great long-term buying opportunities but badly impacting the fund’s performance. U.S. growth declined about 1% for the year, accentuated by a 3.8% annualized drop in the fourth quarter. The stock market as a whole performed very poorly as the financial system encountered severe liquidity pressures that rippled through the economy. With debt markets frozen, corporations were forced to liquidate stocks or sell assets to raise cash to repay debt and cover capital spending commitments.

HIGHLIGHTS

• Natural resources stocks fell sharply in the second half of 2008 amid the global financial crisis and falling demand for commodities.

• The New Era Fund posted a substantial loss that lagged the broader market as commodity prices fell sharply.

• During the second half of the year, we sold a number of holdings to optimize the portfolio for the kind of recovery we anticipate.

• The recovery for energy and resources will be slow as demand is not likely to grow at the pace we saw earlier in the decade. Our challenge will be to determine the best opportunities in an environment where we expect industries to consolidate in order to gain share and reduce costs.

Virtually all exchange-traded resource and related commodities were decimated in the quarter. However, potash and iron ore, which don’t trade on the exchanges, held up remarkably well as producers cut back production and made an effort to keep inventories low until demand growth resumed. Precious metals performed well until the U.S. dollar strengthened but suffered as the dollar became the global safe-haven currency.

A Word From Our Chairman

Dear Shareholder,

The past year has seen a substantial and painful decline in the broad stock and bond markets, both domestically and internationally, and our funds have not been immune to the turmoil. Being an investor in these times can be unsettling because there seem to be few safe havens. Prudent risk-management strategies, such as diversification, may have helped to reduce losses, but they did not avoid them.

At times like these, taking a step back to gain perspective can help. Since Thomas Rowe Price, Jr., founded our company in 1937—in the heart of the Great Depression—the firm has witnessed many market downturns, including the long, slow 1973–1974 bear market; the October 1987 crash; and the bursting of the technology bubble in the early 2000s and subsequent broad market decline. Although the magnitude and duration of the declines have varied, one thing has held true: The markets have always come back.

We also know from experience that emotional responses to financial downturns do not produce good results. Now is the time for investors to remain focused on the fundamentals and to maintain a long-term perspective. That's what we are doing at T. Rowe Price. Our experienced team of analysts and portfolio managers continually examines our portfolios to make sure each fund's holdings still make sense in the ever-changing environment. Before we buy any stock or bond, we do our own research. Our fixed-income funds rely on our independent credit analysis, not on outside ratings agencies.

As painful as market downturns are, the indiscriminate selling that accompanies a panic creates opportunities for investors who can see beyond the fear. We are using our rigorous in-house research to position our portfolios for the next upturn. As always, we remain focused on serving our shareholders. Managing our clients' assets is our only business, and our long-term success is tied to our clients' success.

Please take a moment to read this shareholder report. Your fund's manager provides a candid assessment of recent performance, helps you to see how the fund is managed, and offers a perspective for the next few months.

We know this period has been difficult for investors, and we thank you for your confidence in T. Rowe Price.

Sincerely,

Edward C. Bernard

Edward C. Bernard
Chairman, T. Rowe Price Mutual Funds

Your fund posted disappointing and substantial losses for the six months and year. If there is any silver lining amid these losses, it is that the fund outperformed the Lipper Global Natural Resources Funds Index in both periods. This good relative performance was due to greater emphasis on the major international integrated oil companies and our underweight in oil service-related and independent producer stocks.

However, our nine-year streak of outperforming the broad market ended as virtually all natural resource stocks lagged the S&P 500 Index. As a shareholder in the fund, I know how painful losses of this magnitude can feel. The past few months have been extremely challenging even for experienced investment professionals. However, the events have been particularly challenging to your fund given that we primarily invest in natural resources, key elements for the growth of developed and emerging economies. Thus, when the global economic earthquake hit, the markets for our resources suddenly became oversupplied and prices plunged. This was not an overcapacity or overinvestment issue, it was an economic reset, and once the breakers are restored, demand will once again grow and bump up against capacity, leading to higher prices. The key is to determine how long it will take to accomplish that reset, but it would appear inevitable. We are confident in our strategy and believe that the seeds are being sown for strong long-term results when the global economy eventually gets back on its feet. More on this in our Outlook section.

YEAR-END DISTRIBUTIONS

On December 12, 2008, your Board of Directors declared an income dividend of $0.49 per share, payable on December 16, 2008. On the same day, a $0.39 per share capital gain distribution was declared; $0.29 of this distribution was long-term capital gains. You should have received your check or statement reflecting these distributions as well as Form 1099-DIV summarizing this information for 2008 tax purposes.

ECONOMIC AND MARKET ENVIRONMENT

We are living in exceptional times. This is not a normal recession or credit crunch, and the situation calls for exceptional measures. The Federal Reserve has been injecting monetary stimulus into the economy to an extent not seen since 2005 and 2006, when the real (inflation-adjusted) federal funds rate was negative. The Federal Reserve has now cut its nominal short-term interest rate target from 4.25% at the beginning of 2008 to an unprecedented range of 0.00% to 0.25% by year-end. This created an enormous gap between the cost of low-grade debt and Treasuries, which widened to extraordinary levels and made the high-yield market virtually inaccessible.

The Fed’s actions haven’t solved the liquidity crisis but they did cause fluctuations in the value of the U.S. dollar. Lowering the fed funds rate caused the dollar to plunge early in the year before rebounding by year-end as it became the safe haven in a globally perilous economic environment. The greenback has since resumed its downward slide at the prospect of a record federal deficit that will result in the highest-ever level of Treasury auctions. With our Treasury paper becoming less globally acceptable, the rate offered will have to rise to attract the necessary demand for these auctions to succeed.

The federal government set aside $700 billion to ease the credit crunch, but the program has had only limited effect. As originally intended, the Troubled Asset Relief Program (TARP) would have exchanged Treasury securities for the so-called toxic securities owned by commercial, mortgage, and investment banks, as well as overseas and private investors. But with time running short, the money was instead used to directly buy stakes in the shakiest of financial institutions. This, unfortunately, did not eliminate these illiquid and volatile obligations. When venerable Wall Street firm Lehman Brothers was allowed to go bankrupt, these securities declined substantially further in value to reflect the fire-sale of Lehman’s comparable paper, which further impaired the ability of banks to make loans. In the end, success required swift and decisive action by the Treasury, but the baby steps that were taken only aggravated the situation and put our elected officials in charge of our financial system.

For much of the year, the consumer had been battered by rising food and energy prices, even as the value of homes and investment portfolios shrank. This caused considerable weakness in retail sales, and a number of retailers and restaurant chains with leveraged balance sheets have failed. Auto manufacturers went to Capitol Hill for aid, and other companies with significant financing portfolios for everything from trucks to tractors are also under considerable pressure. Even stalwart GE needed government assistance.

Some relief has already appeared on the energy and food fronts with corn prices, for example, falling from $8 to $3.10 per bushel before recovering to over $4 per bushel. Part of the reason for the decline was weaker demand for ethanol as margins between gasoline and corn were significantly squeezed. It will take some time before homeowners will feel secure, though, especially with many home values now below their corresponding mortgage debt. Unemployment stands at 7.2%, the highest level since January 1993, but the story is far worse when you include people who no longer even seek employment. Fourth-quarter retail sales were down about 4.5%. Consumer confidence is vital to an economic recovery, but it will take considerable fiscal stimulus and an improving economy before that confidence returns.

During the second half of the year, our domestic financial problems were exported abroad, from Iceland to the Ukraine and throughout most of Europe, with the U.K. in particularly bad shape. Russian oligarchs suffered margin calls when stocks in their companies, which they used for collateral, lost value, forcing the Russian government to aid both the banks and the oligarchs. Ironically, the oligarchs had obtained ownership in these companies in the ’80s and ’90s by buying the assets cheaply from the government and banks. Now these assets are reverting to their original owners. In the current environment of low oil prices, high marginal tax rates, and hard-to-get credit, Russian oil companies are unable to spend enough to maintain current levels of production. Russia had been the major incremental oil supplier for the last several years, but now that situation will reverse.

China’s healthy trade surplus came under pressure because importers of Chinese goods, especially U.S. consumers, are suffering, and China’s currency is strengthening. The slowdown in China has also led to flagging confidence, causing the Chinese government to propose a major fiscal stimulus program.

Gold retreated nearly 30% from its record high in March, but it then rallied sharply through the end of the year as it became apparent that the dollar would be undermined by an accommodative Federal Reserve policy. Crude oil, which reached an unsustainable high of $147 per barrel, fell by stages to below $40 per barrel. The first stage reflected falling demand caused by gasoline prices above $4 per gallon. The second phase came as the market realized how severe and global the economic downturn would become. When liquidity issues raised the cost of holding inventory, even more oil and oil products came onto the market. Finally, the banking problems made derivatives more costly, and hedge funds were forced to shed their positions in crude oil and products, further exacerbating the decline in those prices. Oil prices have fallen through marginal investment thresholds, causing the cancellation or deferment of three Canadian tar sands projects. In some cases, the marginal producers of oil are losing money on a cash basis from their existing production.

Natural gas had its unique problems. New technology that made it possible to exploit previously untappable shale formations allowed domestic production capacity to grow in excess of demand, creating a temporary surplus. Now, however, the ability to finance these shale developments has been impaired as gas prices declined and the use of debt by independent producers became problematic. Depletion will solve this surplus issue over time.

With the exception of potash and iron ore, which are controlled by their effective cartels, virtually all other commodities have fallen below the prices necessary to induce more capacity investment. In fact, many of these commodities have fallen below the cash costs to produce at the most expensive mines or facilities. For example, copper dropped from nearly $4 per pound to $1.30 but has since risen to $1.55 per pound as some mining operations had to curtail operations.

PORTFOLIO REVIEW

During the second half of the year, we sold a number of holdings in anticipation of redemptions and to optimize the portfolio for the kind of recovery we anticipate. Given the problems in the debt markets, we reduced our exposure to names that had immediate financial risk, particularly companies that either had made or were in the process of making large cash acquisitions. We eliminated Teck Cominco, which made the large Fording Coal acquisition; Xstrata, which made a few large acquisitions and had a troublesome balance sheet; and Dow Chemical, which was committed to the large Rohm & Haas acquisition. Unfortunately, we did not eliminate Reliant Energy, which ran into problems financing its hedge book. Most of our purchases came early in the second half, and immediate results were disappointing as resource stocks declined as the year progressed. (Please refer to the portfolio of investments for a detailed listing of holdings and the amount each represents in the portfolio.)

We believe that energy companies with large exploitable reserve bases will be able to get adequate financing or even collaborate with the well-capitalized international majors to develop those reserves, growing production. Despite the problems in the emerging markets, we raised our exposures to Petroleo Brasileiro (Petrobras) and OAO Gazprom. Their respective emerging markets, Brazil and Russia, are heavily dependent on revenues from energy exports, so we expect them to be the healthiest of the emerging markets as the current liquidity crisis improves and resource prices recover. Petrobras has substantial discovered reserves in the pre-salt formations of the three major offshore basins, and their development will promote oil production growth for several years. We also participate in this fertile area with our exposure to U.K.-based BG Group. While Russia has proven a hostile political environment in which to invest, companies are seeking to develop the much-needed natural gas supplies in the Yamal Peninsula and Barents Sea. For this, they will require Western expertise and capital access.

We added to positions in major domestic coal producers CONSOL Energy, Peabody Energy, and Arch Coal. These firms should ultimately benefit when President Obama’s promised carbon blueprint is developed. While such legislation may produce a harsh tax on the burning of coal (though new technologies offer the promise of removing much more of the carbon dioxide, or CO2), it will at least create an economic blueprint for the use of coal, our large, long-lived indigenous hydrocarbon source. Coal has the benefit of being a domestic source, and if the new government agenda assigns adequate research and development funds for the removal of CO2, it will also be applicable to the existing coal-fired power plants that are responsible for nearly a third of the country’s current CO2 emissions. Important strides have been made using pure oxygen at the burner tip and ammonia to capture the gas in the stack. These are some of the reasons we have also invested in Foster Wheeler and McDermott, the makers of pure oxygen burners, and industrial gas companies Air Liquide, Praxair, and Air Products and Chemicals. There has been extensive experience in using CO2 for secondary recovery in oil fields, and it has been safely injected in underground saline reservoirs for decades. This would be a domestic energy source providing hundreds of years of reserves. It is also ideal for the sort of power plants necessary to recharge electric car batteries. Nuclear will eventually be an excellent, clean domestic source, but given the virtual abandonment of the industry, we are many years away from building any new nuclear plants.

The detractors from performance during the half were a Who’s Who of the hedge fund world’s top holdings. As hedge funds were forced to return money to their shareholders, they had to sell many positions, creating a waterfall of selling. The selling was aggravated by the fact that commodities were themselves weakening and healthy hedge funds shorting—betting on price declines—in the same names. This created a valuation discount for resource stocks, allowing them to bounce before year-end. Among these hard-hit stocks were the coal companies mentioned earlier and the large-capitalization global oil service companies, including Smith International, Cameron International, and Schlumberger. Lower energy prices in combination with the stress on the economics of drilling led to a decline in the cash flows for the major oil companies and independent producers, causing a significant fall-off in capital spending. This will create excess service capacity, pressuring margins and pricing. While this correction will set industry earnings back for a while, we believe rising oil prices will ultimately reverse this trend in 2010. The companies should regain pricing power as the world recognizes the importance of exploring and exploiting every potential hydrocarbon reserve globally.

We sold a substantial part of our ConocoPhillips holdings over its refining exposure and weak upstream activities. The company recently took a $33 billion write-down as the value of its acquisitions deteriorated. We also reduced our position in International Paper because we thought the dividend was not supported by earnings and the firm’s leveraged balance sheet posed a risk. We eliminated Alcoa as aluminum production continued seemingly unabated and without regard to weakening global demand, resulting in rising inventories and falling prices. Unlike the steel industry, there was very little discipline by producers to manage inventories.

OUTLOOK

The actions taken by the new Obama administration will be critical to restoring the proper functioning of the capital markets, the recovery of our stalled economy, and the reestablishment of confidence. This is a tall order for a man of limited experience, but he appears to have chosen his cabinet and key staff members wisely. His advisors understand that jump-starting the economy with a massive stimulus program is very important, as is the proper use of TARP funds to restore the capital base of our nation’s banks. These were not the primary issues that initially attracted voters to him, but he appears to have his priorities straight, and hopefully Congress will give him all of the backing necessary to act swiftly.

The Federal Reserve’s policy of negative real interest rates enables banks to lend profitably, but it does not induce them to do so. Confidence at the management level of our banking system has been shattered by the events of the last 18 months. We will not see the growth in lending encountered in the early part of this decade for years to come, if ever, since it was based on loose credit, heavy use of debt, and an unwarranted level of risk taking. Our banking system has changed, perhaps permanently, to one where conservatism will prevail and derivatives will be avoided. The deleveraging of our economy—from banks to consumers—will actually stunt growth for the next few years. Cash (and/or gold) is king.

The geopolitical face of the globe is likely to change. The developing world will not obtain the capital from the West it once saw. Resource-rich countries or those that have cheap labor to produce goods for export should thrive, but those countries pumped up by the sale of equity to the emerging market funds or loans from Western global syndicates will find it difficult to kick-start their economies. China will have to stimulate in gargantuan fashion or its leaders will find their political lives shortened. Russia must reform its energy tax system and open its doors to Western investment in a more stable and consistent fashion. Rogue regimes like Iran and Venezuela will become terribly unstable without massive changes in their interaction with the rest of the world. The social revolution of South America is likely to swing cyclically back to the right. And the excessive real estate development spending in the Persian Gulf will have to be reined in, or even those resource-rich nations will have major problems.

The recovery for energy and resources will be slow as demand will not grow at the pace of earlier in the decade. Without sufficient reinvestment, however, energy capacity depletes, and that effect will begin to be felt later this year. The metals and mining outlook depends heavily on the form and details of stimulus programs evolving in China, the U.S., and Europe. Our challenge will be to determine the best opportunities in an environment where we expect industries to consolidate in order to gain share and reduce costs.

I would like to thank shareholders for their continued confidence in the New Era Fund. This has been an extremely challenging period, and the equity and debt markets—not to mention individual investors—have been badly shaken by events such as the Madoff fraud and the Lehman bankruptcy. We will continue to strive to reward your confidence.

Respectfully submitted,

Charles M. Ober
President and chairman of the Investment Advisory Committee

January 30, 2009

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 97.5%		
NATURAL RESOURCE RELATED 97.5%		
Agriculture 4.1%		
Deere	922,300	35,342
Intrepid Potash (1)	477,000	9,907
Potash Corporation of Saskatchewan	1,127,256	82,538
		127,787
Building & Real Estate 1.0%		
AMB Property, REIT	343,300	8,040
Boston Properties, REIT	97,600	5,368
Camden Property Trust, REIT	262,800	8,236
Duke Realty, REIT	366,900	4,021
ProLogis, REIT	275,944	3,833
Simon Property Group, REIT	61,600	3,273
		32,771
Chemicals 2.2%		
Air Liquide (EUR)	182,585	16,705
Air Products & Chemicals	237,400	11,934
Albermarle	494,800	11,034
Praxair	470,300	27,917
TETRA Technologies (1)	546,271	2,655
		70,245
Coal 5.9%		
Arch Coal	3,719,404	60,589
CONSOL Energy	2,503,300	71,545
Peabody Energy	2,289,902	52,095
		184,229
Diversified Metals 4.9%		
BHP Billiton (AUD)	3,753,242	79,048
Companhia Vale Do Rio Doce, ADR	3,841,900	46,525
Eurasian Natural Resources (GBP)	1,543,388	7,392
Nucor	278,000	12,844

Rio Tinto (AUD)	200,500	5,370
Steel Dynamics	384,800	4,302
		155,481
Diversified Resources 6.8%		
Atlas Copco (SEK)	1,653,186	14,231
Bucyrus International, Class A	702,600	13,012
Burlington Northern Santa Fe	160,376	12,142
China Railway Construction (HKD)(1)	12,253,500	18,389
EnergySolutions	1,634,900	9,237
Finning International (CAD)	843,500	9,737
Foster Wheeler (1)	2,078,522	48,596
Joy Global	1,154,700	26,431
Penn Virginia	141,800	3,684
Quanta Services (1)	2,239,160	44,335
Terex (1)	874,560	15,148
Western Water (1)	2,259	—
		214,942
Forest Products 1.1%		
Clearwater Paper (1)	8,832	74
Domtar (1)	3,721,786	6,215
International Paper	916,478	10,815
Potlatch, REIT	139,600	3,631
Weyerhaeuser	475,172	14,545
		35,280
Gas Transmission & Distribution 2.6%		
OAO Gazprom, ADR	2,254,447	32,313
Spectra Energy	967,100	15,222
Williams Companies	2,323,739	33,648
		81,183
Integrated Petroleum-Domestic 3.4%		
ConocoPhillips	849,158	43,987

Murphy Oil	1,405,146	62,318
		106,305
Integrated Petroleum-International 20.0%		
BP, ADR	1,682,673	78,648
Chevron	680,732	50,354
Eni SPA, ADR	967,274	46,255
ExxonMobil	1,778,818	142,003
LUKOIL, ADR	527,095	17,447
Petroleo Brasileiro, ADR	1,819,668	37,139
Royal Dutch Shell, Series A, ADR	1,958,006	103,657
StatoilHydro (NOK)	3,767,899	62,058
Total, ADR	1,671,100	92,412
		629,973
Miscellaneous Energy 4.1%		
Duke Energy	730,200	10,960
Dynegy, Class A (1)	12,761,538	25,523
Edison International	289,172	9,288
Exelon	312,100	17,356
NRG Energy (1)	2,013,028	46,964
Reliant Energy (1)	3,142,100	18,162
		128,253
Non-Ferrous Metals 0.6%		
Alumina (AUD)	5,985,300	5,859
Freeport-McMoRan Copper & Gold	532,693	13,019
		18,878
Oil & Gas Drilling 5.6%		
Diamond Offshore Drilling	1,536,536	90,564
Nabors Industries (1)	1,006,452	12,047
Noble Drilling	1,467,144	32,409
Transocean (1)	862,525	40,754
		175,774

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/08
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $5,282)	$ 97,711
Securities lending	543
Interest	3
Total income	98,257
Expenses	
Investment management	34,039
Shareholder servicing	5,184
Prospectus and shareholder reports	390
Custody and accounting	508
Registration	134
Legal and audit	31
Directors	35
Miscellaneous	214
Total expenses	40,535
Expenses paid indirectly	(20)
Net expenses	40,515
Net investment income	57,742
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(71,824)
Foreign currency transactions	684
Net realized loss	(71,140)
Change in net unrealized gain (loss)	
Securities	(3,496,696)
Other assets and liabilities denominated in foreign currencies	(1)
Change in net unrealized loss	(3,496,697)
Net realized and unrealized loss	(3,567,837)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (3,510,095)

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Era Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $76,000 for the year ended December 31, 2008. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On January 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices, because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s investments, based on the inputs used to determine their values on December 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2008, there were no securities on loan.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $1,371,464,000 and $1,239,159,000, respectively, for the year ended December 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended December 31, 2008, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended December 31, 2008 and December 31, 2007 were characterized for tax purposes as follows:

At December 31, 2008, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of unrealized gains/losses on passive foreign investment companies for tax purposes. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At December 31, 2008, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2008, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2008, expenses incurred pursuant to these service agreements were $105,000 for Price Associates, $3,065,000 for T. Rowe Price Services, Inc., and $443,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2008, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 573,241 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price New Era Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Era Fund, Inc. (the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/08

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $13,489,000 from short-term capital gains,

• $37,103,000 from long-term capital gains, of which $36,737,000 was subject to the 15% rate gains category, and $366,000 to the 25% rate gains category.

For taxable non-corporate shareholders, $60,794,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $43,271,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (8/08 to present); Director,
2001	Vornado Real Estate Investment Trust (3/04 to present); Director,
Mercantile Bankshares (2002 to 2007); Member, Advisory Board,
Deutsche Bank North America (2004 to present); Director,
Chairman of the Board, and Chief Executive Officer, The Rouse
Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (10/95 to present); Chairman, The Haven Group, a cus-
1994	tom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
1988	Mining Corp. (2/02 to present); Director, B.C. Corporation (3/08 to present); Chairman, Canyon Resources Corp. (8/07 to 3/08);
Director, Atna Resources Ltd. (3/08 to present)

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Federal National Mortgage
2003	Association (9/06 to present); Director, Norfolk Southern (2/08 to present); Director, Georgia Pacific (5/04 to 12/05); Managing
Director and President, Global Private Client Services, Marsh Inc.
(1999 to 2003)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (10/92 to present)

*Each independent director oversees 126 T. Rowe Price portfolios (except for Mr. Fagin, who oversees
125 T. Rowe Price portfolios) and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[126]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe
Price International, Inc.; Chief Executive Officer, Chairman of the
Board, Director, and President, T. Rowe Price Trust Company;
Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[71]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Ryan Burgess, CFA (1974)	Employee, T. Rowe Price; formerly intern,
Vice President, New Era Fund	T. Rowe Price (to 2006); Vice President and
Senior Portfolio Manager, Evergreen Private
Asset Management (to 2005)

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund	Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.; for-
Vice President, New Era Fund	merly Equity Research Analyst, MTB Investment
Advisors (to 2006); student, New York
University (to 2003)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Era Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, New Era Fund	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, New Era Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, New Era Fund	T. Rowe Price Investment Services, Inc.

Susanta Mazumdar (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, New Era Fund	T. Rowe Price International, Inc.; formerly
Director of Equity Research, UBS India
Securities (to 2003)

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund	Group, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
President, New Era Fund	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President, New Era Fund	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Christian M. O’Neill (1969)	Vice President, T. Rowe Price; formerly Equity
Vice President, New Era Fund	Research Analyst, Morgan Stanley, and Trader
and Operations Scheduler, ExxonMobil
Corporation (to 2006)

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, New Era Fund	Group, Inc.

Craig A. Thiese (1975)	Vice President, T. Rowe Price; formerly Equity
Vice President, New Era Fund	Trader, Rydex Investments (to 2006); Equity
Trader, Eagle Asset Management (to 2003)

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, New Era Fund	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, New Era Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 19, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 19, 2009